UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2003

                     DISTRIBUTION MANAGEMENT SERVICES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     0-0285
                                   File Number


                      FLORIDA                           65-0574760
                      -------                           ----------
          (State or other jurisdiction               (I.R.S. Employer
        of incorporation or organization)           Identification No.)

                         11601 Biscayne Blvd., Suite 201
                              Miami, Florida 33181
                    ---------------------------------- -----
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number (305) 893-9273
                                 --------------




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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

    (a)(1)(i) On May 12, 2003, the Registrant advised Marvin B. Seidman, CPA ("Seidman") that it was dismissed as the Registrant's independent auditor as of May 12, 2003.

     (a)(ii) Seidman's report on the Company's financial statements for the year ended May 31, 2002 was modified by the inclusion of an explanatory paragraph addressing the ability of the Registrant to continue as a going concern. Seidman's report did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope, or accounting principles. As of the date of this disclosure, the Registrant has not filed its audited financial statement for the year ended May 31, 2003.

     (a)(iii) The decision to change auditors was recommended and unanimously approved by the Board of Directors.

      (a)(iv) During the two most recent fiscal years and through the date of dismissal, there were no disagreements between the Registrant and Seidman on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seidman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for such year. With respect to the subsequent interim period from May 31, 2002 to May 12, 2003, Seidman did not review any financial information in the quarterly reports filed by the Registrant.

      (a)(2) On May 12, 2003, the Registrant's Board of Directors resolved to retain Berkovits, Lago & Company, LLP ("Berkovits") of Plantation, Florida, as its new independent auditor to audit the Registrant's financial statements. Said engagement of Berkovits was effected through the execution of an engagement letter between the Registrant and Berkovits.

     (a)(2)(i)(ii) During the Registrant's two most recent fiscal years, and the subsequent period prior to engaging Berkovits, the Registrant did not consult Berkovits with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      (a)(3) The Registrant provided Seidman with the disclosures required by
Item 304(a)(1) of Regulation S-K above on May 12, 2003. The Registrant has requested Seidman to furnish it with a letter addressed to the Commission stating whether Seidman agrees with the statements made by the Registrant in this current report, and stating the respects in which Seidman does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 16.1 Letter from Marvin B. Seidman, C.P.A. to the Securities and
             Exchange Commission dated May 12, 2003.




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



                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Distribution Management Services, Inc.
                                   --------------------------------------
                                                     (Registrant)



Dated: May 19, 2003.                     By:/s/ Leo Greenfield
                                         ---------------------------------------
                                         Leo Greenfield, President












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